UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2026

TECNOGLASS INC.

(Exact Name of Registrant as Specified in Charter)

Florida	001-35436	98-1271120
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3550 NW 49th Street, Miami, Florida 33142

Avenida Circunvalar a 100 mts de la Via 40, Barrio Las Flores Barranquilla, Colombia

(Address of Principal Executive Offices) (Zip Code)

(57)(5) 3734000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares	TGLS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective July 7, 2026, Tecnoglass Inc. (the “Company”) completed its previously announced change of jurisdiction of incorporation from the Cayman Islands to the State of Florida through a transaction known as a continuation under Section 206 of the Companies Act (as amended) of the Cayman Islands and Section 607.11920 of the Florida Business Corporation Act (the “Continuation”). The Continuation became effective on July 7, 2026 upon the Company’s registration with the State of Florida and the concurrent de-registration application of the Company in the Cayman Islands. The Company is now subject to Florida law, the Florida Governance Documents (as defined herein) and the Florida Business Corporation Act. Each outstanding ordinary share of the Company, par value of $0.0001 per share, at the time of the effectiveness of the Continuation, became a registered share of common stock, par value $0.0001 per share (the “Common Stock”), of the Company.

A summary description of the Common Stock, including key differences between the rights of the Company’s shareholders under Cayman law and the then-effective Third Amended and Restated Memorandum and Articles of Association of the Company prior to the effectiveness of the Continuation, on the one hand, and the rights of the Company’s shareholders under Florida law and the current-effective Florida Articles of Incorporation and Bylaws (collectively, the “Florida Governance Documents”), on the other hand, is included in the section titled “Proposal No. 1: Approval of the Continuation” in the Company’s proxy statement/prospectus, as filed with the U.S. Securities and Exchange Commission pursuant to Rule 424(b)(3) on May 14, 2026 (the “Final Prospectus”), under the heading “Comparison of Shareholder Rights,” which is incorporated by reference into this Item 3.03. A description of the Continuation and certain potential effects, including of the material tax considerations of the Continuation and ownership of the Company’s Common Stock, is included in the section of the Final Prospectus titled “Proposal No. 1: Approval of the Continuation” under the headings “Effects of the Continuation” and “Material Tax Considerations.” The aforementioned sections of the Final Prospectus are incorporated by reference into this Item 3.03.

The foregoing description of the Florida Governance Documents does not purport to be complete and is qualified in its entirety by reference to the full text of the Florida Articles of Incorporation and Bylaws, which have been filed with this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 3.03 above is hereby incorporated by reference into this Item 5.03. The Florida Governance Documents became effective as of July 7, 2026 in connection with the Continuation.

Item 8.01. Other Events.

Following the completion of the Continuation, the Company’s Common Stock continues to be listed and traded on the New York Stock Exchange under the trading symbol “TGLS”. The CUSIP number relating to the Company’s shares of Common Stock are now 87877F 103.

In accordance with Rule 12g-3(a) under the Securities Exchange Act of 1934 (the “Exchange Act”), the Common Stock are deemed to be registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation
3.2	Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including statements regarding the anticipated effects of the Continuation. Actual results may differ materially from those indicated in the forward-looking statements as a result of various important factors including those risks more fully discussed in the section entitled “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and quarterly report on Form 10-Q, as well as discussions of potential risks, uncertainties, and other important factors in the Company’s subsequent filings with the U.S. Securities and Exchange Commission. All information herein is as of the date set forth above, and the Company undertakes no duty to update such information unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2026

TECNOGLASS INC.

By:	/s/ Jose M. Daes
Name:	Jose M. Daes
Title:	Chief Executive Officer